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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Smith International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
April 25, 2006

To Our Stockholders:
      The Annual Meeting of Stockholders (the “Annual Meeting”) of Smith International, Inc. (the “Company”) will be held on Tuesday, April 25, 2006, at 9:00 a.m. local time, at 700 King Street, Wilmington, Delaware, to consider and take action on the following:

1.	Election of two directors: Robert Kelley and Doug Rock, each for a term of three years;

2.	Approval of the Smith International, Inc. Executive Officer Annual Incentive Plan effective January 1, 2006; and

3.	Ratification of Deloitte & Touche LLP as independent registered public accounting firm for 2006.
      Your Board of Directors recommends a vote “FOR” Proposals 1, 2, and 3.
      The Board of Directors has fixed the close of business on March 1, 2006 as the record date for determining stockholders who are entitled to notice of and to vote at the meeting.

By Order of the Board of Directors

Richard E. Chandler, Jr.
Secretary
Houston, Texas
March 30, 2006
YOUR VOTE IS IMPORTANT.
      Please vote your proxy promptly so that your shares will be represented, even if you plan to attend the Annual Meeting. You can vote by Internet, by telephone, or by using the proxy card that is enclosed. Please see your proxy card for specific instructions on how to vote.

PROXY STATEMENT

P. O. Box 60068
Houston TX 77205-0068
PROXY STATEMENT
      The Board of Directors of Smith International, Inc. is soliciting your proxy to vote your shares of common stock at the 2006 Annual Meeting. We are distributing this Proxy Statement and the accompanying proxy card beginning on or about March 30, 2006. “We,” “our,” “Smith” and the “Company” each refers to Smith International, Inc. We solicit proxies to give all stockholders of record an opportunity to vote on matters that will be presented at the Annual Meeting. In this Proxy Statement, you will find information to assist you in voting your shares. Your vote is very important.
      Note: All information presented in this proxy statement gives effect to a two-for-one stock dividend distributed on August 24, 2005.
General Information About Voting
Who can vote.
      You are entitled to vote your shares of our common stock (“Common Stock”) if our records show that you held your shares as of March 1, 2006. At the close of business on March 1, 2006, a total of 201,426,503 shares of Common Stock were outstanding and entitled to vote. Each share of Common Stock has one vote. The enclosed proxy card shows the number of shares that you are entitled to vote.
How you can vote.
      You may vote your shares as follows:

(1) in person at the Annual Meeting;

(2) by telephone (see the enclosed proxy card for instructions);

(3) by Internet (see the enclosed proxy card for instructions); or

(4) by mail by signing, dating and mailing the enclosed proxy card.
      If you vote by proxy, the individuals named on the proxy card (your proxies) will vote your shares in the manner you indicate. You can specify on your proxy card whether your shares should be voted for all of the nominees for director or your vote may be withheld with respect to one or more of the nominees. You can also specify whether you approve, disapprove or abstain from the other proposals. If your Common Stock is held by a broker, bank or other nominee (in “street name”), you will receive instructions from them that you must follow in order to have your shares voted. If you hold your shares in “street name” and you wish to vote in person at the Annual Meeting, you will need to obtain a proxy from the broker or nominee that holds your shares. If the meeting is adjourned, your Common Stock will be voted as specified on your proxy card on the new meeting date, unless you have revoked your proxy instructions.
      Whether or not you plan to attend the meeting, we encourage you to vote by proxy as soon as possible.
      If you hold your shares in more than one type of account or your shares are registered differently, you may receive more than one proxy card. We encourage you to vote each proxy card that you receive.
      If you sign and return your proxy card without indicating your voting instructions, your shares will be voted “FOR” the election of all nominees for director as set forth under “Election of Directors” below and “FOR” Proposals 2 and 3.

How to revoke or change your vote.
      You can revoke or change your proxy at any time before it is exercised by:

(1)	delivering written notice of revocation to Smith’s Corporate Secretary in time for him to receive it before the Annual Meeting;

(2)	voting again by telephone, Internet or mail; or

(3)	voting in person at the Annual Meeting.
      Attendance at the Annual Meeting will not by itself revoke a previously granted proxy. If you hold your shares in “street name” and you wish to change your vote at the Annual Meeting, you will need to obtain a proxy from the broker or nominee that holds your shares.
Number of votes required.
      Directors must be elected by a plurality of the votes cast at the meeting. This means that the two nominees receiving the greatest number of votes will be elected. The affirmative vote of a majority of the shares represented at the meeting and entitled to vote on a particular matter is required to approve Proposals 2 and 3. The Annual Meeting will be held if the holders of a majority of the outstanding shares of Common Stock entitled to vote (a “quorum”) are present at the meeting in person or by proxy. If you have returned valid proxy instructions or attend the meeting in person, your Common Stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the meeting. “Broker non-votes” also count for quorum purposes. If you hold your Common Stock in “street name”, generally the nominee may only vote the Common Stock that it holds for you according to your instructions. However, if the nominee has not received your instructions within ten days of the meeting, it may vote on matters that the New York Stock Exchange determines to be routine. If the nominee cannot vote on a particular matter because it is not routine, there is a “broker non-vote” on that matter. Broker non-votes do not count as votes for or against any proposal; however, an abstention counts as a vote against a proposal. Abstentions and broker non-votes have no effect on the outcome of the election of directors.
Other matters to be acted upon at the meeting.
      We do not know of any other matters that will be presented at the Annual Meeting, other than those mentioned in this Proxy Statement.
Cost of this proxy solicitation.
      We will pay the cost of solicitation of proxies including preparing, printing and mailing this Proxy Statement. We have retained Morrow & Co. to help us in soliciting proxies for a fee of $7,000, plus reasonable out-of-pocket costs and expenses. We will also reimburse brokers, banks and other nominees for their costs in sending proxy materials to beneficial owners of our Common Stock. Other proxy solicitation expenses that we will pay include those for preparation, mailing, returning and tabulating the proxies.
PROPOSAL 1: ELECTION OF DIRECTORS
      At the 2006 Annual Meeting, stockholders will elect two persons as Class II directors to hold office until the 2009 Annual Meeting, or until they are succeeded by other qualified directors who have been appointed or elected. The nominees are Robert Kelley and Doug Rock.
      Directors must be elected by a plurality of the votes cast at the meeting. This means that the two nominees receiving the greatest number of votes will be elected. Votes withheld for any director will not be counted. We will vote your shares as you specify on your proxy card. If you properly execute and return your proxy card (in paper form, electronically via the Internet or by telephone), but don’t specify how you want your shares voted, we will vote them for the election of all of the nominees listed below.

      Each of the nominees are current members of the Board of Directors and have consented to serve if elected. Although management does not contemplate the possibility, in the event any nominee is not a candidate or is unable to serve as a director at the time of the election, the proxies will vote for any nominee who is designated by the present Board of Directors to fill the vacancy.
      A brief biography of all directors is presented below:
NOMINEES
      Directors to be elected to Class II for a term expiring in 2009:

ROBERT KELLEY Age: Director Since: Recent Business Experience:

60

2005

Since 2001, Mr. Kelley has served as the President of Kellco Investments, a private investment company. From 1986 to 2001, Mr. Kelley served in several senior management roles including Chairman, President and Chief Executive Officer of Noble Affiliates, Inc. Prior to 1986, he was President and Chief Executive Officer of Samedan Oil Corporation, a subsidiary of Noble Energy Inc.
Committee Membership:	Audit Committee
Other Directorships:	Cabot Oil and Gas Corporation; Lone Star Technologies Inc.; OGE Energy Corp.

DOUG ROCK Age: Director Since: Recent Business Experience:

59

1987

Mr. Rock was elected Chairman of the Board of Directors on February 26, 1991. Mr. Rock has been with the Company since 1974 and has been Chief Executive Officer, President and Chief Operating Officer since March 31, 1989.
Other Directorships:	Moneygram International, Inc.; CE Franklin Ltd.
      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF ALL NOMINEES FOR DIRECTOR.

DIRECTORS CONTINUING IN OFFICE
      Class III directors to continue in office until 2007:

JAMES R. GIBBS Age: Director Since: Recent Business Experience:

61

1990

Mr. Gibbs is the Chairman of the Board, President & Chief Executive Officer of Frontier Oil Corporation (formerly Wainoco Oil Corporation). He was President and Chief Operating Officer of Frontier from January 1, 1987 to April 1, 1992, at which time he assumed the additional position of Chief Executive Officer. He was elected Chairman of the Board of Frontier in April 1999. He joined Frontier Oil Corporation in February 1982 as Vice President of Finance and Administration, and was appointed Executive Vice President in September 1985.
Committee Membership:	Chairman, Compensation and Benefits Committee; Chairman, Nominating and Corporate Governance Committee.
Other Directorships:	Frontier Oil Corporation; Veritas DGC Inc.; advisory director of Frost Bank-Houston

JERRY W. NEELY Age: Director Since: Recent Business Experience:

69

1977

Mr. Neely held a number of positions with the Company from 1965 to 1987. He was President from February 1976 to December 1977, at which time he assumed the additional positions of Chairman of the Board and Chief Executive Officer and served in those capacities until December 1987. Since that time, Mr. Neely has been a private investor.
Committee Membership:	Audit Committee; Nominating and Corporate Governance Committee.
Other Directorships:	Member of the Board of Trustees of the University of Southern California

      Class I directors to continue in office until 2008:

G. CLYDE BUCK Age: Director Since: Recent Business Experience:

68

1992

Mr. Buck has extensive experience in energy-related matters. He received a B.A. in economics from Williams College and a M.B.A. from Harvard. He is currently Senior Vice President and Managing Director Corporate Finance of the investment banking firm of Sanders Morris Harris Inc., a position he has held since April 1998. From 1983 to 1998, Mr. Buck was a Managing Director in the Houston corporate finance office of Dain Rauscher Incorporated.
Committee Membership:	Compensation and Benefits Committee; Nominating and Corporate Governance Committee.
Other Directorships:	Frontier Oil Corporation

LOREN K. CARROLL Age: Director Since: Recent Business Experience:

62

1987

Mr. Carroll joined the Company in December 1984 as Vice President and Chief Financial Officer. In January 1988 he was appointed Executive Vice President and Chief Financial Officer and served in that capacity until March 1989. Mr. Carroll rejoined the Company in 1992 as Executive Vice President and Chief Financial Officer and continues to hold the office of Executive Vice President of the Company. On March 16, 1994, Mr. Carroll was named the President and Chief Executive Officer of M-I SWACO, a company in which the Company holds a 60% interest. On March 15, 2006, the Company announced the retirement of Mr. Carroll from M-I SWACO, effective April 30, 2006.
Other Directorships:	Fleetwood Enterprises, Inc.; Veritas DGC Inc.

DOD A. FRASER Age: Director Since: Recent Business Experience:

55

2004

Mr. Fraser is the President of Sackett Partners Incorporated, a consulting company. Mr. Fraser established Sackett Partners in 2000 upon retiring from a 27-year career in investment banking. From 1995 to 2000, Mr. Fraser was with The Chase Manhattan Bank, now JP Morgan Chase, where he was Managing Director, Group Executive of the global oil and gas group. Prior to that, Mr. Fraser was General Partner of Lazard Freres & Co., which he joined in 1978.
Committee Membership:	Audit Committee; Compensation and Benefits Committee.
Other Directorships:	Forest Oil Corporation; Terra Industries, Inc.

DIRECTORS NOT CONTINUING IN OFFICE

BENJAMIN F. BAILAR Age: Director Since: Recent Business Experience:

71

1993

Mr. Bailar is the Dean and H. Joe Nelson, III Professor of Administration Emeritus of Jesse H. Jones Graduate School of Administration of Rice University, where he held that position from September 1987 through June 1997.
Committee Membership:	Chairman, Audit Committee; Compensation and Benefits Committee.
Other Directorships:	Dana Corporation; Trustee of the Philatelic Foundation
Stock Ownership of Directors and Executive Officers
      The following table shows the number of shares of Common Stock beneficially owned as of March 15, 2006 by each director or nominee for director, the executive officers named in the Summary Compensation Table included later in this Proxy Statement and all directors and executive officers as a group. Except as otherwise indicated, the persons listed below have sole voting power and investment power relating to the shares shown.
Security Ownership of Directors and Executive Officers

	Common Stock
	Beneficially Owned

	No. of	Percent
Name of Individual	Shares(1)(2)	of Class

Benjamin F. Bailar(3)	25,698	*
G. Clyde Buck(3)	63,298	*
Loren K. Carroll	469,612	*
Margaret K. Dorman(4)	199,351	*
Dod A. Fraser	6,670	*
James R. Gibbs(3)(5)	27,298	*
Robert Kelley	2,156	*
Jerry W. Neely(3)(6)	1,071,118	*
Doug Rock	833,579	*
Neal S. Sutton	87,512	*
Richard A. Werner(4)	9,018	*
All directors and executive officers as a group (19 persons)(4)	3,003,970	1.4

*	Less than 1%

(1)	The amounts reported do not include the shares of Common Stock to be issued to each outside director on or about April 19, 2006 under the Smith International, Inc. Stock Plan for Outside Directors (the “Stock Plan”). The shares to be issued will be based on the closing price of the Company’s Common Stock on the date of such issuance and will be a number of shares to give each outside director equity compensation of approximately $75,000.

(2)	The amounts reported include shares of Common Stock that could be acquired on or before May 14, 2006 through the exercise of stock options as follows: Mr. Rock: 353,400 shares; Mr. Carroll:

380,500 shares; Mr. Sutton: 83,500 shares; Ms. Dorman: 189,000 shares; Mr. Werner: 4,000 shares; and all directors and executive officers as a group: 1,173,882 shares.

(3)	The amounts reported do not include 24,000 restricted stock units held by each of Messrs. Bailar, Buck, Gibbs and Neely. Each such restricted stock unit represents a contingent right to receive one share of Common Stock and were granted to each of Messrs. Bailar, Buck, Gibbs and Neely in 1999 in connection with the termination of the Directors’ Retirement Plan. Messrs. Bailar, Buck, Gibbs and Neely currently have no voting or investment power with respect to the related shares of Common Stock, which will not be issued until the restricted stock units vest upon retirement after ten years of service as a director.

(4)	The amounts reported include shares of Common Stock allocated to accounts under a 401(k) plan as follows: Ms. Dorman: 4,827 shares; Mr. Werner: 1,460 shares; and all directors and executive officers as a group: 30,194 shares.

(5)	The amounts reported include 2,000 shares held by Mrs. Gibbs and 1,600 shares held in a trust for the benefit of their child where Mrs. Gibbs is a co-trustee.

(6)	The amounts reported include 980,778 shares held by the Neely Family Trust and 50,340 by a Family Trust for the benefit of the Neely children.

Information about the Board of Directors and its Committees
      The Board. Our Board of Directors currently consists of eight directors as described in “Proposal 1: Election of Directors.” The current Board members and nominees for election include six independent directors and two members of our senior management. Upon retirement from M-I SWACO, effective April 30, 2006, Mr. Carroll will no longer be considered a member of senior management but will remain a director. Benjamin F. Bailar has reached retirement age pursuant to our Corporate Governance Guidelines and is, therefore, not standing for re-election as a director. Upon completion of Mr. Bailar’s service on the Board, the Board will reduce its size to seven members. The primary responsibilities of the Board of Directors are oversight, counseling and direction to senior management in the long-term interests of Smith and its stockholders. The Board’s detailed responsibilities include:

•	regularly evaluating the performance of the Chief Executive Officer and other senior executives;

•	planning for succession with respect to the position of Chief Executive Officer and monitoring management’s succession planning for other senior executives;

•	reviewing and, where appropriate, approving Smith’s major financial objectives, strategic and operating plans and actions;

•	overseeing the conduct of Smith’s business to evaluate whether the business is being properly managed; and

•	overseeing the processes for maintaining Smith’s integrity with regard to its financial statements and other public disclosures and compliance with law and ethics.
      The Board of Directors has delegated to the Chief Executive Officer, working with Smith’s other executive officers, the authority and responsibility for managing Smith’s business in a manner consistent with Smith’s standards and practices, and in accordance with any specific plans, instructions or directions of the Board. The Chief Executive Officer and management are responsible for seeking the advice and, in appropriate situations, the approval of the Board with respect to extraordinary actions to be undertaken by Smith.
      The Board and its committees meet throughout the year on a set schedule, and also hold special meetings and act by written consent from time to time as appropriate. Board agendas include regularly scheduled sessions for the independent directors to meet without management present. The Board has not designated a Lead Director to chair executive sessions of the non-management directors. The non-management directors designate a chair at the beginning of any such executive session. Stockholders and employees who wish to communicate with the non-management directors may do so by contacting Smith’s Corporate Secretary at

411 North Sam Houston Parkway, Suite 600, Houston, Texas 77060. Smith’s Corporate Secretary will then relay all communications to the appropriate non-management director.
      The Board of Directors held seven meetings during 2005. All directors attended at least 75% of the meetings of the Board of Directors and of all committees on which they served. The Company does not have a policy regarding directors’ attendance at annual meetings. No directors attended the prior year’s annual meeting.
      Committees of the Board. The Board has delegated various responsibilities and authority to different Board Committees as described in this section of the Proxy Statement.
      Audit Committee. Messrs. Bailar (Chairman), Fraser, Kelley and Neely are the current members of the Audit Committee. The Audit Committee’s primary duties and responsibilities are to:

•	assist the Board in its general oversight of Smith’s auditing, financial reporting and internal control functions;

•	appoint, compensate and oversee the work of Smith’s independent registered public accounting firm; and

•	recommend the firm that the Company should retain as its independent registered public accounting firm.
      All members of the Audit Committee are non-employee directors and the Board of Directors has made the determination that all members are financially literate and all members qualify as audit committee financial experts. It is anticipated that Mr. Fraser will replace Mr. Bailar as Chairman after the Annual Meeting.
      During 2005, the Audit Committee met twelve times, including telephone meetings, to discuss relevant accounting, auditing, internal control and disclosure matters. The Committee operates under a formal charter adopted by the Board of Directors that governs its duties and standards of performance. The full text of the charter is attached as Appendix A hereto and is published on our website at www.smith.com under the “Investor Relations” caption and link to “Governance”. The responsibilities and activities of the Audit Committee are described in greater detail in the “Audit Committee Report” that follows.
      Compensation and Benefits Committee. Messrs. Gibbs (Chairman), Bailar, Buck, and Fraser are the current members of the Compensation and Benefits Committee. This Committee held six meetings during 2005. The Compensation and Benefits Committee’s primary duties and responsibilities are to:

•	review the Company’s executive compensation and employee benefits plans and programs, including their establishment, modification and administration; and

•	administer the Company’s incentive compensation plans.
      The Committee operates under a formal charter adopted by the Board of Directors that governs its duties and standards of performance. The full text of the charter is published on our website at www.smith.com under the “Investor Relations” caption and link to “Governance”. The responsibilities and activities of the Compensation and Benefits Committee are described in greater detail in the “Compensation and Benefits Committee Report” that follows.
      Nominating and Corporate Governance Committee. Messrs. Gibbs (Chairman), Buck and Neely are the current members of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is composed solely of independent directors, as defined in the New York Stock Exchange current listing standards. During 2005, the Committee held five meetings. The Nominating and Corporate Governance Committee’s primary duties and responsibilities are to:

•	assist the Board of Directors and management in developing and maintaining best practices in corporate governance;

•	identify and review the qualifications of director candidates and make recommendations for Board membership;

•	administer a process to measure the effectiveness of the Board;

•	recommend to the Board the criteria by which directors will be held accountable;

•	make recommendations to the Board regarding the agenda for the Company’s annual meetings of stockholders; and

•	review stockholder proposals and make recommendations to the Board regarding action on such proposals.
      The Nominating and Corporate Governance Committee will consider nominees proposed by stockholders. To recommend a prospective nominee for the Nominating and Corporate Governance Committee’s consideration, you may submit the candidate’s name and qualifications to Smith’s Corporate Secretary at 411 North Sam Houston Parkway, Suite 600, Houston, Texas 77060. Recommendations from stockholders for nominees must be received by Smith’s Corporate Secretary not later than the date set forth under the section “Stockholders’ Proposals” that follows.
      The process for identifying and evaluating director nominees includes the following steps:

(1) the Nominating and Corporate Governance Committee, Chairman of the Board or other Board members identify a need to fill vacancies or add newly created directorships;

(2) the Chairman of the Nominating and Corporate Governance Committee initiates a search and seeks input from Board members and senior management and, if necessary, hires a search firm or obtains advice from legal or other advisors;

(3) director candidates, including any candidates properly proposed by stockholders in accordance with the Company’s Bylaws, are identified and presented to the Nominating and Corporate Governance Committee;

(4) initial interviews of candidates are conducted by the Chairman of the Nominating and Corporate Governance Committee;

(5) the Nominating and Corporate Governance Committee meets to consider and approve final candidate(s) and conduct further interviews as necessary; and

(6) the Nominating and Corporate Governance Committee makes recommendations to the full Board for inclusion in the slate of directors at the annual meeting.
      The evaluation process will be the same whether the nominee is recommended by a stockholder or by a member of the Board of Directors. The Nominating and Corporate Governance Committee is responsible for establishing the selection criteria for candidates from time to time and reviewing with the Board such criteria and the appropriate skills and characteristics required of Board members in the context of the then current make-up of the Board. At a minimum, the Nominating and Corporate Governance Committee must be satisfied that each nominee for director has the necessary business and/or professional knowledge and experience relevant to the Company, its business and the goals and perspectives of its stockholders; is well regarded in the community, with a long term, good reputation for high ethical standards; has good common sense and judgment; has a positive record of accomplishment in present and prior positions; has an excellent reputation for preparation, attendance, participation, interest and initiative on other boards on which he or she may serve; and has the time, energy, interest and willingness to become involved in the Company and its future.
      The Nominating and Corporate Governance Committee operates under a formal charter adopted by the Board of Directors that governs its duties and standards of performance. The full text of the charter is published on our website at www.smith.com under the “Investor Relations” caption and link to “Governance”.

      Directors’ Compensation. Employee directors receive no additional compensation other than their normal salary for serving on the Board or its committees. Non-employee directors receive $45,000 annually and $2,000 for each Board meeting attended. In addition, they are paid $10,000 per year for chairing a committee (other than the chairman of the Audit Committee who is paid $15,000 per year) and $2,000 for each committee meeting attended even if they are not members of such committee. Expenses for Company-related business travel are either paid or reimbursed by the Company. Outside directors also receive an initial grant of shares, upon first election or appointment, along with an annual grant of shares of Common Stock, each with a value of approximately $75,000.
      Non-Employee Director Programs. The Company terminated its Directors’ Retirement Plan in 1998. The Company issued restricted stock unit grants to each of the non-employee directors in 1999 to fund the actuarial value of their accrued benefits under the retirement plan. These grants of 24,000 shares (adjusted for the two-for-one stock splits on June 20, 2002 and August 24, 2005) will vest upon retirement after ten years of service as a director. Cash dividends are not paid and do not accrue on the unvested units.
      Compensation Committee Interlocks and Insider Participation. During 2005, Messrs. Bailar, Buck, Fraser and Gibbs served as members of the Company’s Compensation and Benefits Committee. None of such persons served as an employee or officer of the Company during 2005 or was formerly an officer of the Company or any of our subsidiaries. No executive officer served as a director or member of the compensation committee of another entity, one of whose executive officers served as a member of the Company’s Compensation and Benefits Committee or as a director of the Company.
CORPORATE GOVERNANCE
      Corporate Governance Guidelines. The Board has adopted the Smith International, Inc. Corporate Governance Guidelines. These guidelines outline the functions of the Board, director qualifications and responsibilities, and various processes and procedures designed to ensure effective and responsive governance. The guidelines are reviewed from time to time in response to changing regulatory requirements and best practices and are revised accordingly. The full text of the guidelines is published on our website at www.smith.com under the “Investor Relations” caption and link to “Governance”.
      Code of Business Conduct. All of our officers, employees and directors are required to comply with our Code of Business Conduct and Ethics to help ensure that our business is conducted in accordance with the highest standards of ethical behavior. Our Code of Business Conduct and Ethics covers all areas of professional conduct, including customer relationships, conflicts of interest, insider trading, financial disclosure, intellectual property and confidential information, as well as requiring strict adherence to all laws and regulations applicable to our business. Employees are required to report any violations or suspected violations of the code by using Smith’s ethics hotline. The code includes an anti-retaliation statement. The full text of the Code of Business Conduct and Ethics is published on our website at www.smith.com under the “Investor Relations” caption and link to “Governance”.

AUDIT COMMITTEE REPORT
      Smith’s Audit Committee is composed solely of independent directors, as defined in the New York Stock Exchange’s current listing standards and Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”), and it operates under a written charter adopted by the Board of Directors. Committee members may not simultaneously serve on the audit committee of more than two other public companies unless such service is approved by the Board. The composition of the Audit Committee, the attributes of its members and its responsibilities, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.
      During fiscal year 2005, the Audit Committee was composed of four directors: Messrs. Bailar (Chairman), Gibbs (until October 19, 2005), Fraser and Neely. Mr. Kelley replaced Mr. Gibbs as a member of the Audit Committee on October 19, 2005. Each member of the Audit Committee is financially literate and all members meet the definition of an audit committee financial expert as promulgated by the Securities and Exchange Commission (the “SEC”). If elected to continue serving on Smith’s Board, Mr. Kelley will continue to serve as a member of the Audit Committee. It is anticipated that Mr. Fraser will replace Mr. Bailar as Chairman after the Annual Meeting.
      As described more fully in its charter, the purpose of the Audit Committee is to assist the Board in its general oversight of Smith’s financial reporting, internal controls and audit functions. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Smith has a full-time Internal Audit Department that reports to the Audit Committee and to management. This department is responsible for objectively reviewing and evaluating compliance with the Company’s policies and procedures. Deloitte & Touche LLP, Smith’s independent registered public accounting firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). In accordance with the Sarbanes-Oxley Act of 2002, the Audit Committee has ultimate authority and responsibility to select, compensate, evaluate and, when appropriate, replace Smith’s independent registered public accounting firm.
      The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm, nor can the Audit Committee certify that the independent registered public accounting firm is “independent” under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial and accounting matters. The Audit Committee has the authority to engage its own outside advisers, including experts in particular areas of accounting, as it determines appropriate, apart from counsel or advisers hired by management.
      During 2005, the Audit Committee met twelve times, including telephone meetings, to discuss relevant accounting, auditing, internal control and disclosure matters. The Audit Committee also discussed the interim financial information of the Company prior to its release to the public and the results of the Statement on Auditing Standards (“SAS”) No. 100 reviews performed by the Company’s independent registered public accountants. The Audit Committee’s meetings were conducted with members of management, representatives of the Company’s independent registered public accounting firm and, in certain instances, the Company’s internal auditors. During these meetings, the Audit Committee discussed with the Company’s internal auditors and independent registered public accountants the overall scope and plans for their respective audits. The Audit Committee reviewed the results of their examinations and their evaluation of the Company’s internal controls, with certain matters discussed in the absence of Company management. During the year, the Audit Committee also discussed with the Company’s independent registered public accountants all matters required by the standards of the Public Company Accounting Oversight Board (United States), including those described in SAS No. 61, as amended, “Communication with Audit Committees”.

      The Audit Committee obtained a formal written statement from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” disclosing that they are independent with respect to the Company within the meaning of the Securities Act as administered by the SEC and the requirements of the Independence Standards Board. The Audit Committee discussed with Deloitte & Touche LLP any relationships that may have an impact on their objectivity and independence and satisfied itself as to Deloitte & Touche’s independence. The Committee also considered whether certain non-audit services provided by Deloitte & Touche LLP were compatible with maintaining Deloitte & Touche’s independence. The Audit Committee approved, among other things, the amount of fees to be paid to Deloitte & Touche LLP for audit and non-audit services as well as audit-related fees paid to other public accounting firms.
      In accordance with existing Audit Committee policy and the more recent requirements of the Sarbanes-Oxley Act, all services to be provided by Deloitte & Touche LLP, as well as audit-related services provided by other public accounting firms, are subject to pre-approval by the Audit Committee. The Chairman of the Audit Committee has been delegated the authority to pre-approve audit and non-audit services, up to a specified dollar amount, with such pre-approvals subsequently approved by the full Audit Committee. Typically, however, the Audit Committee itself reviews the matters to be approved. The Sarbanes-Oxley Act of 2002 prohibits an issuer from obtaining certain non-audit services from its independent registered public accounting firm so as to avoid certain potential conflicts of interest. Smith has not obtained any of these services from Deloitte & Touche LLP, and Smith is able to obtain such services from other service providers at competitive rates. See “Proposal 3: Ratification of Deloitte & Touche LLP as Independent Registered Public Accounting Firm” for more information regarding fees paid to Deloitte & Touche LLP for services in fiscal years 2005 and 2004.
      The Audit Committee reviewed and discussed the audits of the Company’s internal controls over financial reporting and its consolidated financial statements as of and for the year ended December 31, 2005 with management and the independent registered public accountants. Based on the above-mentioned review and discussions, and subject to the limitations on the Audit Committee’s role and responsibilities described above and in the Audit Committee charter, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the SEC.

Audit Committee

Benjamin F. Bailar, Chairman
Dod A. Fraser
Robert Kelley
Jerry W. Neely

EXECUTIVE COMPENSATION
Compensation and Benefits Committee Report on Executive Compensation
Compensation Policies
      The Company’s executive compensation program is designed to help the Company attract, motivate and retain the executive resources that the Company needs to maximize its return to stockholders. The objective of the Company’s compensation program for key management positions is to provide compensation packages that are consistent with competitive market norms for companies similar in size, activity and complexity to the Company, and which align the interests of senior management with the Company’s stockholders.
      The Compensation and Benefits Committee (the “Compensation Committee”), administers the executive compensation programs of the Company and determines the compensation of senior management pursuant to a written charter, which is available on the Company’s website. The Compensation Committee consists solely of independent directors, as defined in the New York Stock Exchange current listing standards. An independent compensation consultant has been selected and retained by the Compensation Committee to advise on all executive compensation matters.
      The Company’s executive compensation program is structured and implemented to provide competitive compensation opportunities and various incentive award payments based on Company and individual performance, as well as to link compensation to financial targets that affect short and long term share price performance. The Compensation Committee administers all of the Company’s executive compensation programs, including the design of the programs and the measurement of their effectiveness. The Compensation Committee also reviews and approves all salary arrangements and other payments to executives, evaluates their performance and considers other related matters.
Tax Considerations
      Section 162(m) of the Internal Revenue Code limits the allowable tax deduction that may be taken by the Company for compensation paid to the Chief Executive Officer and the four other highest paid executive officers named in the Summary Compensation Table. The limit is $1 million for each executive per year, provided that compensation payable solely upon the attainment of pre-established performance goals, established by a committee of outside directors pursuant to a plan approved by the Company’s stockholders, is excluded from the limitation. The Compensation Committee reviews and establishes compensation for any executive officer whose compensation might exceed $1 million in any year. The Compensation Committee consists of four members, Messrs. Bailar, Buck, Fraser and Gibbs, who are outside directors as defined in Section 162(m) and its regulations. The Compensation Committee will continue to analyze the Company’s executive compensation practices and plans on an ongoing basis with respect to compliance with Section 162(m). Where it deems advisable, the Compensation Committee will consider appropriate action to maintain the tax deductibility of its executive compensation. However, we reserve the right to award compensation that does not meet the requirements of Section 162(m) if we determine that such awards are necessary to provide a competitive compensation package. See “Annual Incentive Compensation” below for further information.
Types of Compensation
      There are two main types of compensation:

(1) Annual Compensation. This includes base salary, perquisites and annual incentives in the form of bonuses. The Company awards bonuses only when the Company’s financial performance during the year meets a certain level required under the annual incentive plan.

(2) Long-Term Compensation. This includes stock options, restricted stock and other long-term incentive awards based on Common Stock. The value of these awards depends upon the Company’s performance and future stock value.

Factors Considered in Determining Compensation
      The Compensation Committee wants the compensation of the Company’s executives to be competitive within the worldwide energy industry. The Compensation Committee estimates an executive’s competitive level of total compensation based on information from a variety of sources, including proxy statements of other companies, special surveys and the Committee’s compensation consultant. The companies that are part of the Peer Group described in the Performance Graph are some of the companies used by the Compensation Committee in establishing both base salary and performance-based targeted incentive compensation. The sources used by the Compensation Committee are larger than the Peer Group, but are all in the energy industry. The Compensation Committee then compares the industry information with the Peer Group and with the Company’s compensation levels to determine both base salary and incentive compensation.

Annual Compensation
      Annual compensation for the Company’s executives includes salary, bonus and perquisites. This is similar to the compensation programs of most leading companies.
      The Compensation Committee annually reviews each executive’s base salary. The Compensation Committee targets salaries slightly above the median of the range of compensation paid by similar companies. The Compensation Committee also looks at the specific job duties, the executive’s achievements and other criteria. Increases in base salary are primarily the result of individual performance, which may include meeting specific goals established by the Compensation Committee. The criteria used in evaluating individual performance vary depending on the executive’s function, but generally include leadership inside and outside the Company; advancing the Company’s interests with customers, vendors and in other business relationships; product quality and development; advancement in skills and responsibility; and past financial results. In 2005, all executive officers received merit increases and no executive officer received total perquisites exceeding $50,000.

Annual Incentive Compensation
      The annual incentive plan promotes the Company’s pay-for-performance philosophy by providing executives with direct financial incentives in the form of cash awards that are paid based on the achievement of performance objectives established for the fiscal year. At or prior to the beginning of each fiscal year, the Compensation Committee sets corporate goals for that fiscal year based upon financial objectives deemed appropriate by the Compensation Committee. These objectives may include earnings per share, profit after tax, return on assets, return on net capital employed, return on stockholder equity and other financial objectives for the year. Where executives have strategic business unit responsibilities, their goals are based on financial performance measures of that business unit. No bonus is paid to corporate executives unless certain threshold Company performance levels set by the Compensation Committee are reached. Business unit executives must meet certain threshold performance levels in their business unit’s annual incentive plan in order to receive a bonus.
      At or prior to the beginning of each fiscal year, the Compensation Committee sets targets for each executive relating to annual incentive compensation. The target incentive awards for 2005 for eligible Company executives were based on various Company, business unit and individual performance measures. The Compensation Committee does not use a specific formula for weighing individual performance. Instead, individuals are assessed based upon how they contributed to the Company’s business success in their respective areas of responsibility. Awards were made in 2006 under the annual incentive plan for fiscal year 2005 to all eligible executives.
      At the Annual Meeting, the stockholders will be asked to approve the Smith International, Inc. Executive Officer Annual Incentive Plan effective January 1, 2006 (the “Plan”). The Plan will establish criteria for executive officer cash bonus awards that contain performance objectives. If approved by the stockholders, annual incentive awards granted pursuant to the Plan generally will not be subject to the tax deduction limits of Section 162(m) of the Internal Revenue Code.

Long-Term Incentive Compensation Program
      The Compensation Committee strongly believes that the grant of significant annual equity awards further links the interests of senior management and the Company’s stockholders. Each year, the Compensation Committee, in consultation with its independent compensation advisor, determines the total amount of shares of Common Stock to be made available to the Company’s executives through awards of stock options, restricted stock and other long-term incentive awards. These amounts vary each year and are based upon what the Compensation Committee believes is appropriate. The Compensation Committee considers an executive’s total compensation package, including the amount of stock options and/or restricted stock previously awarded. Other important factors are the desire to create stockholder value, encourage equity ownership, provide an appropriate link to stockholder interests and provide long-term incentive award opportunities in the same range as similar companies in the Company’s industry. At the executive level, the Compensation Committee placed particular emphasis on performance-based incentive awards during 2005.

Chief Executive Officer Compensation
      The Compensation Committee determines the pay level for the Chief Executive Officer, considering both a pay-for-performance philosophy and market rates of compensation for similar positions. A significant portion of compensation for the Chief Executive Officer is based upon the Company’s performance. Mr. Rock’s compensation is determined using substantially the same criteria utilized to determine compensation for other executive officers, as discussed earlier in this report. Based on this review and analysis, the Compensation Committee believes Mr. Rock’s compensation in the aggregate to be reasonable and not excessive. Specific actions taken by the Compensation Committee regarding Mr. Rock’s compensation are summarized below.
      Base Salary — The Compensation Committee reviewed Mr. Rock’s base salary at its December 2005 meeting and increased it to $1,100,000, an increase of 10% over fiscal year 2005. In setting Mr. Rock’s base salary for fiscal year 2006, the Compensation Committee reviewed the recommendations by the independent compensation consultant and market comparisons as well as the Company’s financial results and other relevant factors for 2005 and prior years.
      Annual Incentive — The Compensation Committee independently reviewed the bonus objectives for fiscal year 2005 set by the Compensation Committee in December 2004 against the Company’s fiscal year financial performance. For fiscal year 2005, Mr. Rock earned an annual bonus in the amount of $2,000,000, which was paid in 2006.
      Equity Incentives — In April 2005, after the stockholders approved the Company’s 1989 Long-Term Incentive Compensation Plan, as amended and restated effective January 1, 2005, Mr. Rock was awarded 77,742 performance-based restricted stock units, which carry a cost of $1.00 per share. Based on the Company’s attainment of performance criteria for the 2005 fiscal year, this award was increased to 89,403 units. The units vest in equal installments over a three-year period, beginning in December 2005.
      On December 6, 2005, at the recommendation of the Compensation Committee, the Company awarded Mr. Rock 137,500 performance-based restricted stock units. This award could be increased by up to 15% or decreased to zero dependent upon the return on equity achieved by the Company during the 2006 fiscal year. The restricted stock units, if any, will vest in equal installments over a three-year period and are subject to continued employment.
      The awards to Mr. Rock in 2005 account for 15.1% of the total equity incentives awarded to all employees of the Company during the year.

Summary
      The Compensation Committee believes that the compensation program for the executives of the Company is comparable with compensation programs provided by other companies in the energy industry and serves the best interests of the Company’s stockholders. The Compensation Committee also believes that annual performance pay is appropriately linked to individual performance, annual financial performance of the Company and stockholder value.

Compensation and Benefits Committee:

James R. Gibbs, Chairman
Benjamin F. Bailar
G. Clyde Buck
Dod A. Fraser

Comparison of Five-Year Cumulative Total Return
      The following line graph compares the cumulative total stockholder return of the Company’s Common Stock against the cumulative total return of the S&P 500 Index and our Peer Group for each of the five years in the period starting December 31, 2000 and ending December 31, 2005. Our Peer Group consists of the following companies in the same general line of business as the Company: Baker Hughes Incorporated, BJ Services Company, Cooper Cameron Corporation, Halliburton Company, National Oilwell Varco, Inc. (from March 11, 2005 until December 31, 2005), Schlumberger Limited, Varco International, Inc. (from December 31, 2000 until March 10, 2005) and Weatherford International Ltd. As a result of the Varco International, Inc. and National Oilwell, Inc. merger on March 11, 2005, the combined company replaced Varco International, Inc. in our Peer Group.
      The results are based on an assumed $100 investment on December 31, 2000 and reinvestment of dividends (if applicable). For each index, total return is based on market capitalization of its components.

	Dec. 2000	Dec. 2001	Dec. 2002	Dec. 2003	Dec. 2004	Dec. 2005

Smith	$100.00	$71.91	$87.50	$111.37	$145.94	$200.52
S&P 500	$100.00	$88.11	$68.64	$88.33	$97.94	$102.75
Peer Group	$100.00	$68.48	$63.44	$76.24	$100.87	$148.71

Executive Compensation Tables
      The following table shows compensation for services to the Company of the persons who during 2005 were the Chief Executive Officer and the other four most highly compensated executive officers (the Named Executive Officers):
SUMMARY COMPENSATION TABLE

				Long Term Compensation
				Awards

		Annual Compensation		Restricted	Securities
				Stock Unit	Underlying	All Other
Name of Individual and		Salary	Bonus	Awards	Options	Compensation
Principal Position	Year	(1)	(2)	(3)	(# of options)	(4)

Doug Rock	2005	$999,564	$2,000,000	$8,780,551	0	$622,943
Chairman of the Board,	2004	974,365	1,647,750	0	86,000	576,414
Chief Executive Officer,	2003	919,654	641,700	0	420,000	447,308
President and Chief Operating Officer
Loren K. Carroll(5)	2005	683,287	1,094,400	3,306,197	0	445,709
Executive Vice President,	2004	644,596	872,040	0	36,000	471,846
President and Chief Executive	2003	609,615	340,380	0	200,000	396,703
Officer of M-I SWACO
Neal S. Sutton(6)	2005	422,576	507,600	1,454,491	0	171,297
Senior Vice President — Law	2004	398,780	404,586	0	16,000	181,731
and Administration, and	2003	379,846	176,700	0	90,000	149,311
Secretary
Margaret K. Dorman	2005	409,599	492,000	1,454,491	0	140,474
Senior Vice President,	2004	386,746	392,418	0	16,000	104,289
Chief Financial Officer and	2003	364,846	169,725	0	90,000	74,356
Treasurer
Richard A. Werner(7)	2005	372,641	447,600	1,454,491	0	208,531
President, Smith Services	2004	351,804	422,400	0	16,000	192,088
	2003	334,885	37,018	0	90,000	175,364

(1)	The amounts in this column include compensation deferred by the Named Executive Officers in 2003, 2004 and 2005 under the Smith International, Inc. Supplemental Executive Retirement Plan (“SERP”) and the Smith International, Inc. 401(k) Retirement Plan (the “401(k) Plan”).

(2)	The amounts in this column include bonuses earned by the Named Executive Officers in 2003, 2004 and 2005 but paid the subsequent fiscal year.

(3)	The above table provides the value, on the date of grant, of all performance-based restricted stock units (“Units”) awarded during the 2005 fiscal year, calculated at the maximum payout amount. The Company granted significantly less options in 2004 in contemplation of issuing performance-based restricted stock awards upon stockholder approval of a new long term incentive plan. These awards were granted in April 2005 and, due to the 2005 return on equity achieved, upon which the Units were based, the Units awarded were increased to 115% of the initial award. Units were also awarded in December 2005 for the 2006 performance year. The number of shares ultimately earned at the end of the performance period could be decreased to zero or increased to 115% depending upon the achievement of predetermined return on equity performance objectives. All awards earned, if any, vest in equal installments over a three-year period. No cash dividends are paid or accrue on the unvested Units. The range of potential values for the awards are demonstrated below:

		Units Awarded	Below Threshold	Threshold	Target	Maximum
	Grant Date	(#)	0% ($)	50% ($)	100% ($)	115% ($)

Doug Rock	April 2005	89,403	n/a	n/a	n/a	2,657,951
	December 2005	137,500	0	2,662,000	5,324,000	6,122,600

	Total					8,780,551

Loren K. Carroll	April 2005	37,069	n/a	n/a	n/a	1,102,061
	December 2005	49,500	0	958,320	1,916,640	2,204,136

	Total					3,306,197

Neal S. Sutton	April 2005	16,572	n/a	n/a	n/a	492,686
	December 2005	21,600	0	418,176	836,352	961,805

	Total					1,454,491

Margaret K. Dorman	April 2005	16,572	n/a	n/a	n/a	492,686
	December 2005	21,600	0	418,176	836,352	961,805

	Total					1,454,491

Richard A. Werner	April 2005	16,572	n/a	n/a	n/a	492,686
	December 2005	21,600	0	418,176	836,352	961,805

	Total					1,454,491

The aggregate number of unvested Units, at the maximum payout amount and value as of December 31, 2005, held by the Named Executive Officers is provided below.

	Aggregate Unvested Units

	Units (#)	Value ($)

Doug Rock	217,727	8,020,247
Loren K. Carroll	81,637	3,004,837
Neal S. Sutton	35,888	1,320,756
Margaret K. Dorman	35,888	1,320,756
Richard A. Werner	35,888	1,320,756

(4)	The amount set forth under “All Other Compensation” for 2005 includes Company contributions to the SERP, the 401(k) Plan and perquisites.

	SERP	401(k)	Perquisites	Total

Doug Rock	569,807	23,356	29,780	622,943
Loren K. Carroll	395,609	26,600	23,500	445,709
Neal S. Sutton	128,127	24,500	18,670	171,297
Margaret K. Dorman	102,554	19,250	18,670	140,474
Richard A. Werner	163,261	26,600	18,670	208,531

(5)	On March 15, 2006, the Company announced the retirement of Mr. Carroll from M-I SWACO, effective April 30, 2006.

(6)	On January 1, 2006, Mr. Sutton was named Senior Vice President-Law and Richard E. Chandler, Jr. was named Senior Vice President, General Counsel and Secretary.

(7)	On January 1, 2006, Mr. Werner was named Corporate Vice President and Bryan L. Dudman was named President, Smith Services.

Aggregated Option Exercises in 2005 and December 31, 2005 Option Values
      The following table provides information on options exercised by the Named Executive Officers during 2005 and the value of options held by those officers on December 31, 2005.

			Number of Securities Underlying	Value of Unexercised
			Unexercised Options at	In-the-Money Options at
	Shares		December 31, 2005	December 31, 2005($)(1)
	Acquired on	Value
Name	Exercise(#)	Realized($)	Exercisable/Unexercisable	Exercisable/Unexercisable

Doug Rock	409,600	10,013,517	353,400/398,000	6,317,595/6,735,335
Loren K. Carroll	150,000	5,094,557	380,500/185,500	7,602,735/3,167,835
Neal S. Sutton	192,950	6,433,787	83,500/83,000	1,733,830/1,417,760
Margaret K. Dorman	53,000	1,961,248	189,000/83,000	3,945,240/1,417,760
Richard A. Werner	109,650	3,581,315	83,000/83,000	1,733,830/1,417,760

(1)	Value based on the closing price on the New York Stock Exchange Composite Tape for the Common Stock on December 31, 2005 of $37.11.
Equity Compensation Plan Information
      The following table shows information as of December 31, 2005, with respect to the LTIC Plan and the Smith International, Inc. Stock Plan for Outside Directors under which equity securities of the Company are authorized for issuance, aggregated as follows:

	(a)		(b)		(c)

	Number of				Number of Securities
	Securities to be				Remaining Available for
	Issued upon Exercise		Weighted Average		Future issuance under
	of Outstanding		Exercise Price of		Equity Compensation Plans
	Options, Warrants		Outstanding Options,		(Excluding Securities
Plan Category	and Rights		Warrants and Rights		Reflected in Column(a))

Equity compensation plans approved by security holders	6,230,956	(1)	$18.37	(2)	2,832,950	(3)
Equity compensation plans not approved by security holders	Not applicable		Not applicable		Not applicable

Total	6,230,956		$18.37		2,832,950

(1)	Includes an aggregate of 1,383,132 restricted stock units and performance-based restricted stock units awarded to employees and 96,000 restricted stock units to be awarded to directors upon their retirement from the board.

(2)	Weighted average exercise price of outstanding options; excludes restricted stock units and performance-based restricted stock units.

(3)	Includes 28,782 shares available for issuance pursuant to the Stock Plan for Outside Directors.
Retirement Benefits and Employment Contracts
Pension Plan
      Smith International, Inc. Restated Pension Plan. The Company has a defined benefit pension plan (the “Restated Pension Plan”), which is currently frozen. The benefit accruals were frozen effective March 1, 1987, and the amount of the pension benefit was fixed for all eligible employees based only upon benefit accruals from September 1, 1985 to March 1, 1987. Any benefits under the Restated Pension Plan are offset by benefits paid under a previous pension plan of the Company.

      The following table illustrates the estimated annual retirement benefit payable as a life annuity under the Restated Pension Plan to any employee retiring at normal retirement age in various compensation levels and certain years-of-service classifications.
Pension Plan Table

	Estimated Annual Pension
	for Years of Service

Compensation	20	25	30

$ 125,000	$3,280	$3,280	$3,280
200,000	5,250	5,250	5,250
300,000	7,875	7,875	7,875
400,000	10,500	10,500	10,500
500,000	13,125	13,125	13,125
700,000	18,375	18,375	18,375
800,000	21,000	21,000	21,000
900,000	23,625	23,625	23,625
1,000,000	26,250	26,250	26,250
      Since benefit accruals under the Restated Pension Plan have been frozen since March 1, 1987, the years of service for the Named Executive Officers include only the period from September 1, 1985 to March 1, 1987. The annual pension benefits that would be payable at age 65 under the Restated Pension Plan to the Named Executive Officers are as follows: Mr. Rock: $8,150; Mr. Carroll: $4,282; Mr. Sutton: $-0-; Ms. Dorman: $-0- and Mr. Werner: $-0-. The benefits are not subject to any reduction for Social Security.
Smith International, Inc. Post-2004 Supplemental Executive Retirement Plan
      In connection with Section 409A of the Internal Revenue Code of 1986, (the “Code”) which regulates non-qualified deferred compensation plans, the Board of Directors approved and adopted on December 8, 2004 the Smith International, Inc. Post-2004 Supplemental Executive Retirement Plan (the “Post-2004 SERP”), to be effective December 31, 2004. In connection with the adoption of the Post-2004 SERP and Code Section 409A, the Company suspended contributions to the Company’s previous Smith International, Inc. Supplemental Executive Retirement Plan (“SERP”), effective as of December 31, 2004, except as described in the following heading entitled “Smith International, Inc. Supplemental Executive Retirement Plan”. The following is a summary of the material provisions of the Post-2004 SERP.
      The Post-2004 SERP is a non-qualified, deferred compensation plan, for the benefit of officers and certain other eligible employees of the Company as selected by the Compensation Committee. Participants may contribute, on a pre-tax basis, up to 100 percent of their cash compensation. Distributions may generally be made either as a lump sum or installment payments following the participant’s termination of employment due to death, disability or other separation from service. Distributions may also be made on a limited basis and to the extent necessary as a lump sum upon the occurrence of the participant’s unforeseeable financial emergency as approved by the Compensation Committee. The Post-2004 SERP also provides for Company contributions, as follows:
      Age-Weighted Contributions. Effective as of the last day of each quarter during the year, a contribution by the Company will be allocated under the Post-2004 SERP based on the participant’s age-weighted contribution percentage (“AWCP”) ranging from 2% to 6%. The Post-2004 SERP provides that the AWCP for executive officers is 6% regardless of age. The difference between a participant’s (i) “Total 401(k) Compensation” and (ii) “Net 401(k) Compensation” is multiplied by the AWCP to compute the age-weighted contribution. “Total 401(k) Compensation” generally means the total of all cash amounts paid by the Company to a participant, including deferred amounts. “Net 401(k) Compensation” generally means Total 401(k) Compensation less participant contributions to the Post-2004 SERP, but not to exceed the limit set under Code Section 401(a)(17) ($220,000 in 2006 and $210,000 in 2005).

      Matching Contributions. The Post-2004 SERP contains matching provisions that mirror the matching formulas in effect for the Company’s 401(k) Plan, but without regard to certain Code limits applicable to the 401(k) Plan. Matching contributions for a plan year in both the Post-2004 SERP and the 401(k) Plan combined cannot exceed 6% of a participant’s Total 401(k) Compensation net of any incentive bonus. Executive officers may receive matching contributions up to 6% of their Total 401(k) Compensation.
      Additional Company Contributions. In addition to the contributions described above, the Company may be required to make contributions to participants’ accounts to the extent they are deemed to be invested in the money market fund that is available as a deemed investment option under the Post-2004 SERP. These additional contributions are made to guarantee an investment return equal to 120% of the long-term applicable federal rate (“AFR”). Therefore, for the portion of each participant’s account deemed to be invested in the money market fund that is earning less than 120% of AFR, the Company makes a contribution equal to the difference in interest accruals between the money market fund rate actually earned by the money market fund and the AFR, which contribution is credited to the participant’s account under the Post-2004 SERP.
      Discretionary Profit Sharing Contributions. The Compensation and Benefits Committee may, in its discretion, determine the amount of any profit sharing contribution for a plan year and how that amount is to be allocated among the accounts of the Post-2004 SERP participants.
      In the event of insolvency or bankruptcy, all assets allocable to the Post-2004 SERP are available to satisfy the claims of all general unsecured creditors of the Company. The Company will establish a trust to serve as a source of funds from which it can satisfy its obligations under the Post-2004 SERP. Participants in the Post-2004 SERP will have no rights to any assets held in the trust, except as general creditors of the Company. A participant’s rights to any amounts credited to an account under the Post-2004 SERP cannot be anticipated, alienated, sold, assigned, pledged, encumbered or charged by the participant and may only pass upon the participant’s death pursuant to a beneficiary designation made by the participant under the Post-2004 SERP. The Company may, by action of the Compensation and Benefits Committee, terminate the Post-2004 SERP with respect to future contributions; provided, however, such termination shall not affect any participant’s right to receive any distribution due under the Post-2004 SERP.
      The Post-2004 SERP will be interpreted by the Compensation and Benefits Committee in such manner as necessary to comply with the requirements of Code Section 409A and the authority issued thereunder.
Smith International, Inc. Supplemental Executive Retirement Plan
      In connection with the adoption of the Post-2004 SERP and Code Section 409A, the Company suspended contributions to the SERP effective December 31, 2004, other than such contributions that were earned and vested as of December 31, 2004. However, the Company may be required to make contributions to participants’ accounts to the extent they are deemed to be invested in the money market fund that is available as a deemed investment option under the SERP. These contributions are made to guarantee an investment return equal to 120% of the AFR. Therefore, for the portion of each participant’s account deemed to be invested in the money market fund that is earning less than 120% of AFR, the Company makes a contribution equal to the difference in interest accruals between the money market fund rate actually earned by the money market fund and the AFR, which contribution is credited to the participant’s account.
      With respect to Company insolvency or bankruptcy, participant’s rights, beneficiary designations and plan termination, the SERP is in all material respects the same as the Post-2004 SERP.
Employment Agreements
      The Company has employment agreements with Messrs. Rock and Sutton dated December 10, 1987 and January 2, 1991, respectively. These agreements have an initial term of three years and are automatically extended for an additional year at each anniversary date. The agreements automatically terminate when the respective executive reaches age 65. In addition, the Company has employment agreements with Mr. Werner that extend his employment until December 31, 2007. Each of the employment agreements with Messrs. Rock, Sutton, and Werner contains the employee’s salary and other conditions of employment and entitles the employee to participate in the Company’s bonus program and other benefit programs. If Mr. Rock, Mr. Sutton or Mr. Werner is terminated by the Company (other than for cause, death or disability) or if for any reason his position is eliminated or otherwise becomes redundant, Mr. Rock, Mr. Sutton or Mr. Werner, as applicable, would be entitled to receive a lump sum payment in cash equal to his current annual base salary and bonus through the end of the employment period; provided, however, that in the event of a change in control, the Change of Control Agreements (as discussed below) would control, except with respect to any accrued obligations under the employment agreement that were not fully accrued under the applicable Change of Control Agreement.
Change of Control Agreements
      The Company has entered into Change-of-Control Employment Agreements (“Agreements”) with seven executive officers, including Messrs. Rock, Carroll, Sutton, Werner and Ms. Dorman. In the event of a “change of control” of the Company (as defined in the Agreements), the Agreements provide for the continued employment of the executive officers for a period of three years and provide for the continuation of salary and benefits. If the executive is terminated by the Company (other than for cause, death or disability), or if the executive elects to terminate his or her employment for “Good Reason” (as defined in the Agreements), the executive is entitled to receive a lump sum payment in cash equal to the aggregate of the following amounts: (i) current annual base salary and pro rata bonus through the date of termination; (ii) any compensation previously deferred by the executive and any accrued vacation pay; (iii) three times the executive’s annual base salary and Highest Annual Bonus (as defined in the Agreements); and (iv) any actuarial difference in the SERP benefit the executive would have received had the executive’s employment continued for three years after the date of the executive’s termination. The executive would also receive continued coverage under applicable welfare and benefit plans for three years.
      The Agreements also provide for an additional payment to the executive of an amount equal to any Excise Tax (as defined in the Agreements), imposed on the aggregate cash payment described above and any income taxes imposed on such additional payment, so that the executive receives the amount that would have been received had any Excise Tax not been imposed. The determination of whether and when the additional payment is required and the amount of such payment will be made by a certified public accounting firm designated by the executive.
ADDITIONAL INFORMATION ABOUT OUR
DIRECTORS AND EXECUTIVE OFFICERS
Certain Relationships and Related Transactions
      Smith has not engaged in any transaction, or series of similar transactions, since the beginning of 2005, nor is there any currently proposed transaction, or series of similar transactions, to which Smith or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any of Smith’s directors or executive officers or members of their immediate family had, or will have, a direct or indirect material interest.
      None of the following persons has been indebted to Smith or its subsidiaries at any time since the beginning of 2005: any director or executive officer of Smith; any nominee for election as a director; any member of the immediate family of any of the directors, executive officers or nominees for director; any corporation or organization of which any of the directors, executive officers or nominees is an executive officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities (except trade debt entered into in the ordinary course of business); and any trust or other estate in which any of the directors, executive officers or nominees for director has a substantial beneficial interest or for which such person serves as a trustee or in a similar capacity.
      Smith has various types of business arrangements with corporations and other organizations in which a Smith director, executive officer or nominee for director may also be a director, trustee, investor or have some other direct or indirect relationship. Smith enters into these arrangements in the ordinary course of business and they typically involve Smith receiving or providing some product or service on a non-exclusive basis and at arms-length negotiated rates. Examples include: (1) distribution of maintenance, repair and operating supplies and equipment by Smith’s Wilson business unit to Frontier Refining and the sale of products and services by Smith’s Services and Technologies business units to Frontier Well, both of which are subsidiaries of Frontier Oil Corporation (Jim Gibbs, a Smith director, is Chairman of the Board, President & Chief Executive Officer of Frontier and Mr. Buck, a Smith director, is a director of Frontier); (2) the sale of equipment and services and drilling fluid products by Smith’s M-I SWACO, Smith Technologies, Smith Services and Wilson business units to Forest Oil Corporation (Dod Fraser, a Smith director, is a director of Forest Oil), Cabot Oil and Gas Corporation and OGE Energy Corp. (Robert Kelley, a Smith director, is a director of Cabot Oil and OGE Energy) and (3) the purchase of tubular products by Wilson from Lone Star Technologies (Mr. Kelley is a director of Lone Star).
      The Board of Directors has determined that Messrs. Bailar, Buck, Fraser, Gibbs, Kelley and Neely are independent and, in addition, satisfy the independence requirements of the New York Stock Exchange. To be considered independent, the Board of Directors must affirmatively determine that a director has no material relationship with Smith. In each case, the Board of Directors broadly considers all relevant facts and circumstances, including the director’s commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships and such other criteria as the Board of Directors may determine from time to time. In making its independence determination for Messrs. Buck, Gibbs, Fraser and Kelley, the Board of Directors reviewed the purchases by Cabot Oil, Forest Oil, Frontier Oil and OGE from Smith’s business units and Wilson’s purchases from Lone Star. During 2005, none of the payments to or payments received from any of these companies exceeded the greater of $1.0 million or 2% of such company’s consolidated gross revenues. All of these companies expect to continue their business relationship in 2006. The Board of Directors determined that these relationships do not affect Messrs. Buck’s, Fraser’s, Gibbs’ and Kelley’s independence.
      Smith does not believe that in any such case either Smith or the other corporation or organization is a sole-source supplier to the other with regard to the relevant good or service. Smith further does not believe that in any case the director, executive officer or nominee for director receives any compensation from the other corporation or organization that is directly linked to the revenue or profits of the Smith-related business. Any revenue or profits from Smith-related business may, of course, be indirectly reflected in the overall revenue or profits of the other corporation or organization, which in turn may affect the individual’s overall compensation or value of his or her investments in the corporation or organization.
      Smith has a corporate charitable donations program. Smith’s charitable activities focus primarily on education. Smith has a program whereby it will match certain charitable donations of individual employees to educational institutions. The maximum matching gift is $5,000 per employee per year; however, no more than $10,000 will be given to any one school in a year. Directors and executive officers are eligible to participate in this matching program on the same terms as other Smith employees. It is possible that, through this matching program, Smith may make charitable contributions to organizations where a Smith director or executive officer, or one of their family members, is a director, trustee, consultant or employee.
Section 16(a) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of the Company’s outstanding shares of Common Stock (collectively, “Section 16 Persons”), to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities. Section 16 Persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) reports they file.

      Based solely on its review of the copies of such reports received by it, or written representations from certain Section 16 Persons that all Section 16(a) reports required to be filed for such persons had been filed, the Company believes that during 2005 the Section 16 Persons complied with all Section 16(a) filing requirements applicable to them, except that Mr. Neely filed a late report disclosing transactions in Company stock held in a trust for which his wife serves as trustee and Geraldine Wilde filed a late report disclosing transactions by her husband.
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
      The following table shows certain information about stock ownership of all persons known to the Company to own of record or beneficially more than 5% of the outstanding Common Stock of the Company as of March 15, 2006. This information is based upon information furnished to the Company by these persons and statements filed with the SEC:

Name and Address	Amount and Nature of		Percent of
of Beneficial Owner	Beneficial Ownership		Class

FMR Corp.	30,373,382	(1)	15.1
82 Devonshire Street
Boston, Massachusetts 02109
Capital Research and Management Company	18,104,800	(2)	9.0
333 South Hope Street
Los Angeles, CA 90071
T. Rowe Price Associates, Inc.	15,353,566	(3)	7.6
100 East Pratt Street
Baltimore, Maryland 21202
Waddell & Reed Financial, Inc.	10,709,718	(4)	5.3
6300 Lamar Avenue
Overland Park, KS 66202

(1)	Fidelity Management & Research Company (“Fidelity”), a wholly owned subsidiary of FMR Corp. (“FMR”) and an investment adviser, is the beneficial owner of 23,067,328 shares as a result of acting as investment adviser to various investment companies (the “Funds”). Edward C. Johnson 3d, FMR’s Chairman, through its control of Fidelity, and the Funds each has sole power to dispose of the 23,067,328 shares owned by the Funds. Neither FMR nor Mr. Johnson has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds’ Boards of Trustees. Fidelity Management Trust Company (“FMTC”), a wholly owned subsidiary of FMR, is the beneficial owner of 3,700,830 shares as a result of its serving as investment manager of various institutional accounts. Mr. Johnson and FMR, through its control of FMTC, each has sole dispositive power and sole power to vote or to direct the voting of the 3,700,830 shares. Strategic Advisers, Inc. (“Strategic”), a wholly owned subsidiary of FMR, provides investment advisory services to individuals. As such, FMR’s beneficial ownership includes 24 shares beneficially owned through Strategic. Members of the Edward C. Johnson 3d family are the predominant owners of Class B shares of common stock of FMR, representing approximately 49% of the voting power of FMR. The Johnson family group and all other Class B shareholders have entered into a shareholders’ voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Through their ownership of voting common stock and the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR. Fidelity International Limited (“FIL”) beneficially owns 3,605,200 shares, of which it has sole power to vote and to dispose. FMR and FIL are of the view that they are not acting as a “group” for purposes of Section 13(d), however the filing made by FMR includes, on a voluntary basis, ownership as if all the shares are beneficially owned by FMR and FIL on a joint basis.

(2)	These securities are owned by various investment companies for which Capital Research and Management Company (“Capital Research”) serves as an investment advisor. For purposes of the reporting requirements of the Exchange Act, Capital Research is deemed to be a beneficial owner of such securities; however, Capital Research expressly disclaims that it is, in fact, the beneficial owner of such securities.

(3)	These securities are owned by various individual and institutional investors for which T. Rowe Price Associates, Inc. (“Price Associates”) serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(4)	These securities are beneficially owned by one or more open-end investment companies or other managed accounts which are advised or sub-advised by Ivy Investment Management Company (“IICO”), an investment advisory subsidiary of Waddell & Reed Financial, Inc. (“WDR”) or Waddell & Reed Investment Management Company (“WRIMCO”), an investment advisory subsidiary of Waddell & Reed, Inc. (“WRI”). WRI is a broker-dealer and underwriting subsidiary of Waddell & Reed Financial Services, Inc., a parent holding company (“WRFSI”). In turn, WRFSI is a subsidiary of WDR, a publicly traded company. The investment advisory contracts grant IICO and WRIMCO all investment and/or voting power over securities owned by such advisory clients. The investment sub-advisory contracts grant IICO and WRIMCO investment power over securities owned by such sub-advisory clients and, in most cases, voting power. Any investment restriction of a sub-advisory contract does not restrict investment discretion or power in a material manner. Therefore, IICO and/or WRIMCO may be deemed the beneficial owner of the securities covered by this statement under Rule 13d-3 of the Exchange Act.
PROPOSAL 2: APPROVAL OF THE SMITH INTERNATIONAL, INC.
EXECUTIVE OFFICER ANNUAL INCENTIVE PLAN
Annual Incentive Plan Proposal for Proxy Statement:
      The Board has adopted, and the stockholders are being asked to approve, the Smith International, Inc. Executive Officer Annual Incentive Plan (the “Plan”).
Description of the Plan
      The following summary describes briefly the principal features of the Plan, and is qualified in its entirety by reference to the full text of the Plan, which is provided as Appendix B to this proxy statement.
      General. The purpose of the Plan is to advance the interests of the Company and its stockholders by providing designated officers with incentive compensation that is correlated with the achievement of specified performance goals.
      Eligibility. Officers of the Company, its subsidiaries or its business units who are selected annually by the Committee are eligible to participate in the Plan.
      Administration. The Plan is administered by the Compensation and Benefits Committee of the Board (the “Committee”) in accordance with the express provisions of the Plan. The Committee shall consist solely of at least two members, each of whom shall be an “outside director” within the meaning of the Treasury Regulations promulgated under Section 162(m) of the Internal Revenue Code (“Section 162(m)”). The Committee has authority to control and manage the operation and administration of the Plan, to construe and interpret the Plan, to designate the executives who are eligible to participate in the Plan, to adopt rules and regulations necessary for the proper and efficient administration of the Plan, to establish the performance objectives and corresponding award opportunities for each participant, to approve all awards, and to make all other determinations and to take all other actions necessary or appropriate for the proper administration of the Plan.

      Performance Objectives and Awards. For each fiscal year, the Committee will determine the performance objectives and the corresponding award opportunities for each participant expressed as a percentage of such participant’s base salary. Performance objectives may be expressed in terms of any combination of:

•	profits;

•	profit-related return ratios;

•	return measures;

•	cash flow;

•	earnings;

•	net sales growth;

•	net earnings or income;

•	gross, operating or net profit margins;

•	productivity ratios;

•	share price;

•	turnover of assets, capital, or inventory;

•	expense targets;

•	margins;

•	measures of health, safety or environment;

•	operating efficiency;

•	customer service or satisfaction;

•	market share;

•	credit quality; or

•	working capital targets.
      Performance objectives may be stated in absolute terms or relative to comparison companies or indices to be achieved during a fiscal year. In establishing the performance criteria, the Committee may provide that the effect of specified extraordinary or unusual events will be included or excluded.
      Within a reasonable period of time after the end of each fiscal year, the Committee shall determine the extent to which the performance objectives assigned to each participant were achieved, and based solely on such achievement, shall certify in writing the extent to which the objectives have been achieved. Each award, if any, shall be paid in a cash lump sum as soon as practicable following the Committee’s certification, but in any event no later than two and one-half months after the end of the fiscal year. Absent certain identified circumstances, no award shall be paid to any participant who is not an employee as of the end of the fiscal year to which the award relates. In addition, the Committee may in its discretion reduce or eliminate (but not increase) the amount of any award that would otherwise be payable to a participant. The maximum award any participant may receive for any fiscal year is $5 million. The relative benefits or amounts that will be received by or allocated to the various categories of eligible participants under the Plan during the life of the Plan are currently not determinable.
      Tax Matters. Section 162(m) places a limit of $1,000,000 on the amount of compensation that we may deduct in any taxable year with respect to each “covered employee” within the meaning of Section 162(m). However, certain “performance-based compensation” is not subject to the deduction limit if the compensation is paid based solely on the attainment of pre-established objective performance measures established by a committee of outside directors and the Plan providing for such compensation is approved by the stockholders. The Plan is designed to meet these requirements. To qualify, we are seeking stockholder approval of the Plan.
      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE EXECUTIVE OFFICER ANNUAL INCENTIVE PLAN.
PROPOSAL 3: RATIFICATION OF DELOITTE & TOUCHE LLP
AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      The Audit Committee has selected Deloitte & Touche LLP as its independent registered public accounting firm to audit the books and records of the Company for its fiscal year ending December 31, 2006. The services of Deloitte & Touche LLP will include the audit of the effectiveness of internal controls over financial reporting. The Company has been advised by Deloitte & Touche LLP that the firm has no relationship with the Company or its subsidiaries other than that arising from the firm’s engagement as independent registered public accountants and, in limited circumstances, tax advisors. Deloitte & Touche LLP has audited the Company’s financial statements since April 15, 2002.

      Deloitte & Touche LLP has offices in or convenient to most of the locations in the world where the Company and its subsidiaries operate. Representatives of Deloitte & Touche LLP are not expected to be present at the Annual Meeting, will not have the opportunity to make a statement and will not be available to respond to questions.
Fees Paid to Deloitte & Touche LLP
      During fiscal years 2005 and 2004, the Company incurred the following fees for services performed by Deloitte & Touche LLP:

	2005	2004

Audit Fees	$4,404,000	$4,523,000
Audit-Related Fees	78,000	246,000
Tax Fees	35,000	35,000
All Other Fees	0	0

Total	$4,517,000	$4,804,000
      Audit Fees. This category includes the audit of Smith’s annual financial statements, audits of statutory accounts in certain non-U.S. jurisdictions, review of financial statements included in Smith’s quarterly reports on Form 10-Q and services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements for those fiscal years. This category also includes the audit of the combined financial statements of M-I SWACO, the Company’s majority-owned joint venture.
      Audit-Related Fees. This category consists of assurance and related services by Deloitte & Touche LLP that are reasonably related to the performance of the audit or review of Smith’s financial statements and are not reported above under “Audit Fees”. The services for the fees disclosed under this category primarily relate to the audit of various U.S. employee benefit plans and the stand-alone audit of a Company subsidiary in 2004, which were not directly related to the audit of the consolidated financial statements. The Audit Committee approved 100% of these Audit-Related Fees pursuant to its pre-approval policy.
      Tax Fees. This category includes fees for professional services performed by Deloitte & Touche LLP with respect to tax compliance, tax advice and tax planning. The Audit Committee approved 100% of these Tax Fees pursuant to its pre-approval policy.
Services Provided by Deloitte & Touche LLP
      All services rendered by Deloitte & Touche LLP are permissible under applicable laws and regulations, and are pre-approved by the Audit Committee. Pursuant to SEC rules, the fees paid to Deloitte & Touche LLP for services are disclosed in the table above under the categories listed.
      Although ratification by stockholders is not required by law, the Audit Committee has determined that it is desirable to seek stockholder ratification of this appointment in light of the critical role played by independent registered public accountants in maintaining the integrity of Company financial controls and reporting. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint new independent registered public accountants at any time during the year if the Audit Committee believes that such a change would be in the best interest of the Company and its stockholders. If the stockholders do not ratify the appointment of Deloitte & Touche LLP, the Audit Committee may reconsider its selection.
      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE CONTINUED ENGAGEMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO AUDIT THE BOOKS AND RECORDS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

OTHER BUSINESS
      The Board of Directors does not intend to present any other business for action at the meeting, and the Company has not been advised of any other business intended to be presented by others.
STOCKHOLDERS’ PROPOSALS
      To be considered for inclusion in the proxy statement for next year’s annual meeting, stockholder proposals must be submitted to the Company in writing by no later than December 1, 2006. In addition, in order for a stockholder to bring any business before next year’s annual meeting, notice must be received by the Company in writing by no later than December 1, 2006, in accordance with the Company’s Restated Bylaws.
ANNUAL REPORT AND FINANCIAL INFORMATION
      A copy of our 2005 Annual Report to Stockholders is being mailed with this Proxy Statement. We will provide without charge the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2005, to any person requesting a copy in writing and stating that he or she was a beneficial holder of the Company’s Common Stock on March 1, 2006. The annual report on Form 10-K is also available on our website at www.smith.com using the investor relations link. The Company will also furnish copies of any exhibits to the Form 10-K at $0.50 per page, paid in advance. Requests and inquiries should be addressed to:

Investor Relations
Smith International, Inc.
P. O. Box 60068
Houston TX 77205-0068
      The Company’s 2005 Annual Report to Stockholders should not be regarded as proxy soliciting material or as a communication for which a solicitation of proxies is to be made.

By Order of the Board of Directors

Richard E. Chandler, Jr.
Secretary

APPENDIX A
SMITH INTERNATIONAL, INC.
AUDIT COMMITTEE CHARTER
(As Amended July 20, 2005)
      The primary responsibility for the Company’s financial reporting and internal operating controls is vested in senior management as overseen by the Board of Directors (“Board”). The Audit Committee (“Committee”) is a standing committee appointed by the Board to assist it in overseeing (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence and (4) the performance of the Company’s internal audit function and independent auditors.
      The Committee relies on the expertise and knowledge of management, the internal auditors, and the independent auditor in carrying out its oversight responsibilities. Management of the company is responsible for determining the Company’s financial statements are complete, accurate, and in accordance with generally accepted accounting principles. The independent auditor is responsible for auditing the Company’s financial statements. It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the Company’s internal policies, procedures, and controls.
      The Committee shall be composed of such number of independent directors as shall be determined, from time to time, by the Board, but shall consist of no fewer than three members. Each member of the Committee shall meet the independence and experience requirements of the New York Stock Exchange, Section 10A(m)(3) of the Securities and Exchange Act of 1934 (the “Act”) and the rules and regulations of the Securities and Exchange Commission (the “Commission”). At least one member of the Committee shall be an “audit committee financial expert” as defined by the Commission. Unless approved by the Board, Committee members shall not simultaneously serve on the audit committee of more than two other public companies.
      The Committee may form and delegate authority to subcommittees consisting of one or more members, when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Committee at its next scheduled meeting.
      The Committee will meet at least quarterly and at such other times as it determines. The Board shall designate one member of the Committee as its Chair. The Chair shall set the agenda for each meeting. A majority of the members present at any meeting will constitute a quorum and may act on behalf of the Committee. Members of the Committee may participate in a meeting of the Committee by means of conference call or similar communication system by means of which all persons participating in the meeting can hear each other. In lieu of a meeting, the Committee may act by a written unanimous consent signed by all the members of the Committee.
      The Committee shall have unrestricted access to Company personnel and documents and will be given the resources necessary to discharge its responsibilities. The Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Committee shall have the authority to retain independent legal, accounting or other consultants to advise the Committee. The Committee may request any officer or employee of the Company or the Company’s outside legal counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.
      The members of the Committee, including its Chair, shall be appointed by the Board on the recommendation of the Nominating and Corporate Governance Committee. Committee members may be replaced by the Board.

      The Committee shall make regular reports to the Board.
      The Committee shall prepare a report as required by the Commission to be included in the Company’s annual proxy statement.
      The Committee shall review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Committee shall annually review the Committee’s own performance.
      The Committee shall have authority to obtain from the Company, and shall receive appropriate funding, as determined by the Committee, from the Company, for the payment or compensation to the independent auditor and to outside legal, accounting and other advisors employed by it and administrative expenses incurred by it.
      The Committee shall have the following duties and responsibilities, which may be changed from time to time by the Board:
I.     FINANCIAL REPORTING
      To accomplish its responsibilities to the Board in the area of financial reporting, the Committee will:

1. Oversee the independent audit coverage, including

(i) Recommend annually to the Board the appointment of the independent auditor, which firm will be ultimately accountable to the Board and the Committee, and shall report directly to the Committee. The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor, including resolution of any disagreement between management and the independent auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or related work.

(ii) Meet with the independent auditor prior to the audit to review the changes in audit procedures, planned scope and staffing of the audit and the estimated fees.

(iii) Review and discuss with management and the independent auditor (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies, (b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements, (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company, and (d) the type and presentation of information to be including in earnings press releases (paying particular attention to any use of “pro forma” or “adjusted” non-GAAP information).

(iv) Discuss with management generally the types of information to be provided and the types of presentation to be made in providing financial information and earnings guidance to analysts and rating agencies.

(v) Review and preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by the independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit.

(vi) Approve the fees to be paid to the independent auditor.

2. Review the financial statements, including

(i) Review and discuss with management and the independent auditor the annual audited financial statements, including discussions made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s annual report on Form 10-K.

(ii) Review and discuss with management and the independent auditor the Company’s quarterly financial statements, including discussions made in management’s discussion and analysis, prior to the filing of the Company’s quarterly report on Form 10-Q.

(iii) Review and discuss other financial reports requiring approval by the Board before submission to the Securities and Exchange Commission or other government agencies.

3. Inquire about the existence and substance of any significant accounting accruals, reserves or estimates made by management that had or may have a material impact on the financial statements.

4. Review and discuss reports from the independent auditors on:

(i) All critical accounting policies and practices to be used.

(ii) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor.

(iii) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any audit problems or difficulties encountered in the course of the audit work and management’s response, including any restrictions on the scope of activities or access to requested information and any significant disagreements with management.

6. Obtain from management a notification of issues and responses prior to seeking a second opinion from another independent public accountant.

7. Review disclosures made by the Company’s CEO and CFO in connection with their certification process for Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

8. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality control review, (b) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues and (d) all relationships between the independent auditor and the Company. The Committee shall present its conclusions with respect to the independent auditor to the Board.

9. Obtain periodically a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Company. The Committee shall actively engage in dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor. The Committee shall evaluate the qualifications, performance and independence of the independent auditor, including considering whether the independent auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and internal auditors. The Committee shall present its conclusions with respect to the independent auditor to the Board and shall recommend that the Board take appropriate action in response to the independent auditor’s report to satisfy itself of the independent auditor’s independence.

10. Evaluate the lead partner of the independent auditor team.

11. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

12. Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

13. Discuss with the independent auditor any communications with its national office concerning auditing or accounting issues presented by the engagement.
II.     CORPORATE GOVERNANCE
      The responsibility of the Committee to the Board in the area of corporate governance is to review whether the Company is in reasonable compliance with pertinent laws and regulations and is maintaining effective controls with respect to the assets and the books and records of the Company. To accomplish this, the Committee will:

1. Review corporate policies relating to compliance with laws and regulations, ethics, conflict of interest and the investigation of misconduct or fraud. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

2. Advise the Board with respect to the Company’s compliance, and that of its subsidiaries and foreign affiliate entities, with applicable legal requirements and the Company’s corporate policies and with respect to the Company’s policies and procedures regarding compliance.

3. Discuss with management and the independent auditor correspondence with regulators or governmental agencies and published reports which raise material issues regarding the Company’s financial statements or accounting policies.

4. Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

5. Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

6. Discuss with the Company’s General Counsel:

(i) Any questionable or possible illegal activities or payments reported to the Committee.

(ii) Any legal matters that may have a material impact on the financial statements of the Company.

(iii) The Company’s compliance policies.

(iv) Any material reports or inquiries received from regulators or governmental agencies.
III.     INTERNAL CONTROL
      It is incumbent on the Committee to fulfill its oversight responsibilities to the Board without unnecessary or inappropriate intervention with the prerogatives of corporate management. Nevertheless, to carry out its responsibility, the Committee should:

1. Review the appointment and replacement of the Director of Internal Audit.

2. Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

3. Review the work and performance of the Company’s internal audit function including the results of significant audits and management’s response. Determine from the internal auditors whether there is a need for any significant change in the Company’s system of internal controls.

APPENDIX B
SMITH INTERNATIONAL, INC.
EXECUTIVE OFFICER ANNUAL INCENTIVE PLAN
(Effective as of January 1, 2006)

B-i

SMITH INTERNATIONAL, INC.
EXECUTIVE OFFICER ANNUAL INCENTIVE PLAN
(Effective as of January 1, 2006)
Purpose
      The purpose of the Smith International, Inc. Executive Officer Annual Incentive Plan (the “Plan”) is to advance the interests of Smith International, Inc., a Delaware Corporation, (the “Company”) and its shareholders by providing designated officers with incentive compensation that is correlated with the achievement of specified performance goals. The Plan is intended to provide annual incentive compensation, primarily to Executives who are considered to be “covered employees” within the meaning of Section 162(m)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), that is considered “performance-based compensation” under Code Section 162(m) and thus not subject to the annual compensation deduction limit under Section 162(m).
ARTICLE I
DEFINITIONS
      For purposes of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

1.1 “Base Salary” means the regular, annual, base salary payable by the Employer for a Performance Period to a Participant for services rendered, including salary a Participant could have received in lieu of (a) contributions made on such Participant’s behalf to a retirement plan that is qualified under Code Section 401(a) or to a cafeteria plan under Code Section 125 and (b) deferrals of compensation made at the Participant’s election pursuant to a plan or arrangement of the Employer, but excluding Incentive Compensation payable under the Plan, income derived from stock options, restricted stock awards, fringe benefits, and any bonuses, incentive compensation, special awards or other extraordinary remuneration. The Committee shall stipulate a Participant’s Base Salary for purposes of computing Incentive Compensation awarded under the Plan to the Participant.

1.2 “Beneficiary” means the beneficiary or beneficiaries designated to receive any amounts payable under the Plan pursuant to Section 8.3 upon the Participant’s death.

1.3 “Board” means the Board of Directors of the Company.

1.4 “Business Unit” means any operating or administrative unit of the Employer which is identified and designated by the Committee, in its discretion, as a separate business unit.

1.5 “Business Unit Performance Goal” means (a) the selected Performance Criteria and (b) the objective goals established relative to such Performance Criteria, as determined in the discretion of the Committee for any Performance Period of a Business Unit.

1.6 “Cause” when used in connection with the termination of a Participant’s Employment, shall mean the termination of the Participant’s Employment by the Company or any Subsidiary by reason of (a) the conviction of the Participant by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony; (b) the proven commission by the Participant of a material act of fraud upon the Company or any Subsidiary, or any customer or supplier thereof; (c) the misappropriation of any funds or property of the Company or any Subsidiary, or any customer or supplier thereof; (d) the willful and continued failure by the Participant to perform the material duties assigned to him that is not cured to the reasonable satisfaction of the Company within 30 days after written notice of such failure is provided to Participant by the Board or CEO (or by another officer of the Company or a Subsidiary who has been designated by the Board or CEO for such purpose); (e) the knowing engagement by the Participant in any direct and material conflict of interest with the Company or any Subsidiary without compliance with the Company’s or Subsidiary’s conflict of interest policy, if any, then in effect; or (f) the knowing engagement by the Participant, without the written approval of the Board or CEO, in any material activity which competes with the business of the Company or any Subsidiary or which would result in a material injury to the business, reputation or goodwill of the Company or any Subsidiary.

1.7 “Change in Control” means the occurrence of any one or more of the following events:

(a) The acquisition by any individual, entity or group (a “Person”) (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company or any Subsidiary, (ii) any acquisition by the Company or any Subsidiary or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (iii) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar business combination involving the Company (a “Merger”), if, following such Merger, the conditions described in Section 1.6(c) (below) are satisfied;

(b) Individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c) Consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, twenty percent (20%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or the action of the Board, providing for such Business Combination;

(d) The adoption of any plan or proposal for the liquidation or dissolution of the Company; or

(e) Any other event that a majority of the Board, in its sole discretion, determines to constitute a Change in Control hereunder.

Notwithstanding the foregoing provisions of this Section 1.6, to the extent that any payment or acceleration hereunder is subject to Code Section 409A as deferred compensation, the term Change in Control shall have the meaning set forth in Code Section 409A(2)(A) as incorporated herein by this reference, but only to the extent inconsistent with the foregoing definition of Change in Control for this particular purpose as determined by the Committee.

1.8 “Code” means the Internal Revenue Code of 1986, as amended. References herein to any Section of the Code shall also refer to any successor provision thereof, and the regulations and other authority issued thereunder by the appropriate governmental authority.

1.9 “Committee” means the Compensation and Benefits Committee of the Board. The Committee shall be comprised solely of two (2) or more non-Employee members of the Board who qualify to administer the Plan as “disinterested directors” under Rule 16b-3 of the Exchange Act, and as “outside directors” under Code Section 162(m).

1.10 “Company” means Smith International, Inc., a Delaware corporation, or its successor in interest.

1.11 “Company Performance Goal” means (a) the selected Performance Criteria and (b) the objective goals established relative to such Performance Criteria, as determined by the Committee for any Performance Period of the Company.

1.12 “Disability” means, as determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Participant that would entitle Participant to payment of disability income payments under the Company’s long-term disability insurance policy or plan for employees, as then effective, if any; or in the event that the Participant is not covered, for whatever reason, under the Company’s long-term disability insurance policy or plan, “Disability” means a permanent, and total disability as defined in Section 22(e)(3) of the Code. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Participant must submit to any reasonable examination(s) required by such physician upon request in order to render an opinion regarding whether there is a Disability.

1.13 “Effective Date” means January 1, 2006, the initial effective date of the Plan.

1.14 “Employee” means an individual who is employed by and is on the payroll of the Company or a Subsidiary, and whose wages are reported on an IRS Form W-2 subject to FICA withholding.

1.15 “Employer” means the Company and any Subsidiary.

1.16 “Employment” means that the individual is employed as an Employee. In this regard, neither the transfer of a Participant from Employment by the Company to Employment by any Subsidiary, nor the transfer of a Participant from Employment by any Subsidiary to Employment by the Company, shall be deemed to be a termination of the Participant’s Employment. Moreover, the Participant’s Employment shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, or health, or during any period required to be treated as a leave of absence by virtue of any applicable statute, personnel policy or written agreement. All determinations regarding Employment, and any termination of Employment hereunder, shall be made by the Committee.

1.17 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.18 “Executive” means an officer of the Company, a Subsidiary or a Business Unit.

1.19 “Incentive Compensation” means the compensation approved by the Committee to be awarded to a Participant for any Performance Period under the Plan.

1.20 “Participant” means an Executive who is selected by the Committee to participate in the Plan pursuant to Article III for any Performance Period.

1.21 “Performance Criteria” means the business criteria that are specified by the Committee pursuant to Article VII.

1.22 “Performance Goal” means a Business Unit Performance Goal or a Company Performance Goal, whichever is applicable.

1.23 “Performance Period” means the Company’s fiscal year or such other period selected by the Committee for the award of Incentive Compensation.

1.24 “Plan” means the Smith International, Inc. Executive Officer Annual Incentive Plan, as it may be amended from time to time.

1.25 “Retirement” means the voluntary termination of Employment by an Employee constituting retirement for age (a) on any date after the Employee attains the normal retirement age of 65 years, or (b) an earlier retirement date as expressly agreed to by the Committee prior to the Employee’s termination of Employment.

1.26 “Subsidiary” means any corporation (whether now or hereafter existing) which constitutes a “subsidiary” of the Company, as defined in Code Section 424(f), and any limited liability company, partnership, joint venture, or other entity in which the Company controls more than fifty percent (50%) of its voting power or equity interests.
ARTICLE II
ADMINISTRATION
      Subject to the terms and conditions of this Article II, the Plan shall be administered by the Committee. The Committee shall have the power, in its discretion, to take such actions as may be necessary to carry out the provisions of the Plan and the authority to control and manage the operation and administration of the Plan. In order to effectuate the purposes of the Plan, the Committee shall have the discretionary power and authority to construe and interpret the Plan, to supply any omissions therein, to reconcile and correct any errors or inconsistencies, to decide any questions in the administration and application of the Plan, and to make equitable adjustments for any mistakes or errors made in the administration of the Plan. All such actions or determinations made by the Committee, and the application of rules and regulations to a particular case or issue by the Committee, in good faith, shall not be subject to review by anyone, but shall be final, binding and conclusive on all persons ever interested hereunder.
      In construing the Plan and in exercising its power under provisions requiring the Committee’s approval, the Committee shall attempt to ascertain the purpose of the provisions in question, and when the purpose is known or reasonably ascertainable, the purpose shall be given effect to the extent feasible as determined by the Committee. Likewise, the Committee is authorized to determine all questions with respect to the individual rights of all Participants under the Plan, including, but not limited to, all issues with respect to eligibility. The Committee shall have all powers necessary or appropriate to accomplish its duties under the Plan including, but not limited to, the power and duty to:

(a) designate the Executives who are eligible to participate in the Plan as Participants;

(b) maintain records of all Plan transactions and other data in the manner necessary for proper administration of the Plan;

(c) adopt rules of procedure and regulations necessary for the proper and efficient administration of the Plan, provided the rules and regulations are not inconsistent with the terms of the Plan as set out herein;

(d) enforce the terms of the Plan and the rules and regulations it adopts;

(e) review claims and render decisions on claims for benefits under the Plan;

(f) furnish the Company or the Participants, upon request, with information that the Company or the Participants may require for tax or other purposes;

(g) employ agents, attorneys, accountants or other persons (who also may be employed by or represent the Company) for such purposes as the Committee deems necessary or desirable in connection with its duties hereunder; and

(h) perform any other acts necessary or appropriate for the proper management and administration of the Plan.
      The Committee may delegate to designated officers or other employees of the Company any of its administrative duties under the Plan pursuant to such conditions or limitations as the Committee may establish from time to time by directive or practice; provided, however, the Committee cannot delegate to any other person or entity the power, authority or duty to (i) award Incentive Compensation under the Plan or (ii) to take any action which would contravene the requirements of Code Section 162(m) or the Sarbanes-Oxley Act of 2002.
ARTICLE III
ELIGIBILITY
      For each Performance Period, the Committee shall select the particular Executives of the Employers to whom Incentive Compensation may be awarded under the Plan for such Performance Period. Executives who participate in the Plan may also participate in other incentive or benefit plans maintained by an Employer.
ARTICLE IV
ESTABLISHMENT OF INCENTIVE COMPENSATION TARGETS
      4.1     Incentive Compensation Award Target. For each award of Incentive Compensation for a Performance Period, the Committee will establish the level or levels of targeted Incentive Compensation for each Participant within the first ninety (90) days of the Performance Period (or within such shorter deadline as may apply under Code Section 162(m) if the Performance Period is less than 12 months). The Incentive Compensation targets for each Participant that are established by the Committee will be expressed as a percentage of such Participant’s Base Salary; provided, however, in no event will a Participant’s Incentive Compensation exceed five million dollars ($5,000,000) for any single Performance Period. The actual payment of a Participant’s Incentive Compensation may be reduced or eliminated by the Committee pursuant to Section 4.2.
      4.2     Reduction of Incentive Compensation. The Incentive Compensation for any Participant may be reduced or eliminated by the Committee, in its sole discretion, prior to payment. Under no circumstances may the amount of any Incentive Compensation awarded to any Participant for a specified Performance Period be increased by the Committee without requisite shareholder approval to the extent required by Code Section 162(m).
      Once the Committee has determined the amount of a Participant’s Incentive Compensation pursuant to this Article IV for a Performance Period, and upon certification required under Section 6.1, the Committee shall approve the Participant’s Incentive Compensation award pursuant to such procedures as the Committee may adopt under Article II.

ARTICLE V
DETERMINATION OF GOALS FOR INCENTIVE COMPENSATION
      5.1     Establishment of Performance Goals. For each Performance Period for which the Committee determines to establish potential Incentive Compensation awards for one or more Participants, the Committee, within the first ninety (90) days of such Performance Period (or within such shorter deadline as may apply under Code Section 162(m) if the Performance Period is less than 12 months), will set forth in writing all of the terms and conditions of such Incentive Compensation awards, including: (a) the Performance Goals for the Performance Period, including the Performance Criteria and the objective goals established relative to such Performance Criteria, which may include a threshold, minimum and maximum level of achievement, and the relative weighting of each Performance Goal in determining the Participant’s actual Incentive Compensation; provided, however, the outcome of such Performance Goals must be substantially uncertain at the time they are established by the Committee; and (b) with respect to each Participant, the maximum percentage of his Incentive Compensation payable upon attaining each level of achievement of the Performance Goals. Notwithstanding any provision herein to the contrary, the Committee may, in its discretion pursuant to Section 4.2, reduce or eliminate a Participant’s Incentive Compensation that can be earned for a Performance Period based on its assessment of the Participant’s individual performance for the Performance Period.
      5.2     Determination. Within a reasonable period of time after the end of each Performance Period, the Committee shall determine the extent to which the Performance Goals assigned to each Participant were achieved for the Performance Period, and based solely on such achievement, shall approve the calculation of the Participant’s actual Incentive Compensation award. No Incentive Compensation is payable hereunder unless at least the designated threshold level or levels for such Performance Goals have been achieved, as determined by the Committee.
      5.3     Committee Discretion. The Committee shall have sole discretion to approve the amount of Incentive Compensation, if any, to be paid to each Participant for a Performance Period, but shall have no discretion to approve an amount of Incentive Compensation to be paid under the Plan that is in excess of the pre-established Incentive Compensation maximum target for the applicable Performance Period.
ARTICLE VI
PAYMENT OF INCENTIVE COMPENSATION
      6.1     Form and Time of Payment. Subject to Sections 6.2 and 6.3, a Participant’s Incentive Compensation for each Performance Period, if any, shall be paid in a cash lump sum (net of applicable tax and other required withholdings) as soon as practicable after (a) the results for such Performance Period have been finalized and (b) the Committee has certified, in writing, that the applicable Performance Goals have been satisfied for the Performance Period. The Incentive Compensation shall be paid under the Plan within two and one-half (2 1/2 ) months after the end of the calendar year in which such Incentive Compensation is earned by the Participant.
      6.2     Forfeiture Upon Termination Prior to End of Performance Period. If a Participant’s Employment terminates for any reason other than involuntary termination without Cause, death, Disability, or Retirement prior to the end of a Performance Period, then such Participant shall immediately forfeit and relinquish any and all rights and claims to receive any Incentive Compensation hereunder for such Performance Period. If a Participant’s Employment terminates for any reason except for Cause after the end of a Performance Period but prior to the date of actual payment pursuant to Section 6.1, then such Participant shall be entitled to the Incentive Compensation payment.
      6.3     Pro Rata Payment for Involuntary Termination without Cause, Death, Disability, or Retirement. If during a Performance Period a Participant’s Employment is terminated by reason of involuntary termination without Cause, death, Disability, or Retirement, such Participant shall be eligible to receive a pro-rata portion of the Incentive Compensation that would have been payable if such Participant had remained employed for the full Performance Period that is based, to the extent determined by the Committee, on achievement of the applicable Performance Goals that were set for the Participant to the date of his termination of Employment. Such Incentive Compensation shall be paid at the time and in the manner described in Section 6.1.
ARTICLE VII
PERFORMANCE CRITERIA
      As determined by the Committee, Incentive Compensation payable under the Plan is subject to the performance objectives relating to one or more of the following Performance Criteria, within the meaning of Code Section 162(m), in order to qualify for the performance-based compensation exception under Code Section 162(m):

(a) profits (including, but not limited to, profit growth, net operating profit or economic profit);

(b) profit-related return ratios;

(c) return measures (including, but not limited to, return on assets, capital, equity, investment or sales);

(d) cash flow (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital or investments);

(e) earnings (including, but not limited to, total shareholder return, earnings per share or earnings before or after taxes);

(f) net sales growth;

(g) net earnings or income (before or after taxes, interest, depreciation and/or amortization);

(h) gross, operating or net profit margins;

(i) productivity ratios;

(j) share price (including, but not limited to, growth measures and total shareholder return);

(k) turnover of assets, capital, or inventory;

(l) expense targets;

(m) margins;

(n) measures of health, safety or environment;

(o) operating efficiency;

(p) customer service or satisfaction;

(q) market share;

(r) credit quality; and

(s) working capital targets.
      Performance Criteria may be stated in absolute terms or relative to comparison companies or indices to be achieved during a Performance Period.
      The Committee shall establish one or more Performance Criteria for each award of Incentive Compensation to a Participant. In establishing the Performance Criteria for each award of Incentive Compensation, the Committee may provide that the effect of specified extraordinary or unusual events will be included or excluded (including, but not limited to, all items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of business or related to a change in accounting principle, all as determined in accordance with standards set by Opinion No. 30 of the Accounting Principles Board (APB Opinion 30) or other authoritative financial accounting standards). The terms of the stated Performance Criteria for each applicable award of Incentive Compensation must preclude the Committee’s discretion to increase the amount payable to any Participant that would otherwise be due upon attainment of the Performance Criteria. The Performance Criteria specified need not be applicable to all awards of Incentive Compensation, and may be particular or unique to an individual Participant’s function, duties or Business Unit.
ARTICLE VIII
MISCELLANEOUS PROVISIONS
      8.1     Non-Assignability. A Participant cannot alienate, assign, pledge, encumber, transfer, sell or otherwise dispose of any rights or benefits under the Plan prior to the actual receipt thereof; and any attempt to alienate, assign, pledge, sell, transfer or assign prior to such receipt, or any levy, attachment, execution or similar process upon any such rights or benefits, shall be null and void.
      8.2     No Right to Continue in Employment. Nothing in the Plan confers upon any Employee the right to continue in Employment, or interferes with or restricts in any way the right of the Employer to discharge any Employee at any time (subject to any contract rights of such Employee).
      8.3     Indemnification of Committee Members. Each person who is or was a member of the Committee shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he is or may be a party, or in which he may be involved, by reason of any action taken or failure to act under the Plan, except for any such act or omission constituting willful misconduct or gross negligence. Each such person shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled from the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
      8.4     No Plan Funding. The Plan shall at all times be entirely unfunded and no provision shall be made with respect to segregating any assets of any Employer for payment of any amounts due hereunder. No Participant, Beneficiary, or other person or entity shall have any interest in any particular assets of an Employer by reason of the right to receive any Incentive Compensation under the Plan until such payment is actually received by such person. Participants and Beneficiaries shall have only the rights of general unsecured creditors of the Company.
      8.5     Governing Law. The Plan shall be construed in accordance with the laws of the State of Texas without regard to its conflicts of law provisions.
      8.6     Binding Effect. The Plan shall be binding upon and inure to the benefit of the Employer and its successors and assigns, and the Participants and their Beneficiaries, heirs, and personal representatives.
      8.7     Construction of Plan. The captions used in the Plan are for convenience of reference only and shall not be construed in interpreting the Plan. Whenever the context so requires, the masculine shall include the feminine and neuter, and the singular shall also include the plural, and conversely.
      8.8     Integrated Plan. The Plan constitutes the final and complete expression of agreement among the parties hereto with respect to the subject matter hereof.
      8.9     Compliance with Code Section 409A. The Plan is not intended to provide for the payment of any nonqualified deferred compensation that is subject to Code Section 409A. However, to the extent that any payment under the Plan is determined by the Committee to be nonqualified deferred compensation subject to Section 409A, the Plan is intended to comply with Section 409A. If any provision herein results in the imposition of an excise tax on any Participant or Beneficiary under Section 409A, such provision will be reformed to the extent necessary to avoid such imposition as the Committee determines is appropriate to comply with Section 409A.
ARTICLE IX
AMENDMENT OR DISCONTINUANCE
      The Committee may at any time, and from time to time, without the consent of any Participant, amend, revise, suspend, or discontinue the Plan, in whole or in part, subject to any shareholder approval required by law; provided, however, the Committee may not amend the Plan to change the method for determining Incentive Compensation or the Performance Goals under Articles IV and V without the approval of the majority of votes cast by the shareholders of the Company in a separate vote to the extent required by Code Section 162(m).
ARTICLE X
EFFECT OF THE PLAN
      Neither the adoption of the Plan, nor any action of the Board or the Committee hereunder, shall be deemed to give any Participant any right to be granted Incentive Compensation hereunder. In addition, nothing contained in the Plan, and no action taken pursuant to its provisions, shall be construed to (a) give any Participant any right to any compensation, except as expressly provided herein; (b) be evidence of any agreement, contract or understanding, express or implied, that any Employer will employ a Participant in any particular position or for any particular duration; (c) give any Participant any right, title, or interest whatsoever in, or to, any assets or investments which the Employee may make to aid it in meeting its obligations hereunder; (d) create a trust or fund of any kind; or (e) create any type of fiduciary relationship between an Employer and a Participant or any other person.
ARTICLE XI
TERM
      The Plan shall be effective as of January 1, 2006, contingent upon its approval by the Company’s shareholders in a manner consistent with the shareholder approval requirements of Code Section 162(m).
[Signature page follows]

      IN WITNESS WHEREOF the Company has caused this Plan to be duly executed in its name and on its behalf by its duly authorized officer, on this       day of                     , 2006, to be effective as of January 1, 2006.

ATTEST:	SMITH INTERNATIONAL, INC.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A Election of Directors	PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.
1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold
01 — Robert Kelley	☐	☐

	For	Withhold
02 — Doug Rock	☐	☐
B  Issues
The Board of Directors recommends a vote FOR the following proposals.

2. Approval of Executive Officer Annual Incentive Plan	For	Against	Abstain
	☐	☐	☐

3. Ratification of Independent Registered Public Accounting Firm	For	Against	Abstain
	☐	☐	☐
C  Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)

Proxy — Smith International, Inc.

Meeting Details
700 King Street, Wilmington, Delaware
Proxy Solicited by Board of Directors for Annual Meeting — April 25, 2006
Doug Rock and Richard E. Chandler, Jr., or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Smith International, Inc. to be held on April 25, 2006 or at any postponement or adjournment thereof.
Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Robert Kelley, FOR Doug Rock, FOR item 2 Executive Officer Annual Incentive Plan and FOR item 3 Ratification of Independent Registered Public Accounting Firm.
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
(Continued and to be voted on reverse side.)

Internet and Telephone Voting Instructions
You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)
•	Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

•	Follow the simple instructions provided by the recorded message.
To vote using the Internet
•	Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE

•	Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on April 25, 2006.
THANK YOU FOR VOTING